LaserSight Incorporated
                    Non-Employee Directors Stock Option Plan
                  (as amended and restated as of May 14, 1999)


         The LaserSight Incorporated Non-Employee Directors Stock Option Plan, as established by LaserSight Incorporated, a Delaware corporation (the "Company"), effective January 19, 1996 and as amended and restated effective May 10, 1997, is hereby further amended and restated as set forth herein effective May 14, 1999 (as so amended and restated, the "Plan"), subject to the approval of the holders of a majority of the shares of Common Stock (as defined below) present or represented and entitled to vote at the Company's 1999 annual meeting of stockholders.

                               Article I: Purpose
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         The purpose of the Plan is to encourage qualified persons to become and remain directors of the Company, and to provide directors of the Company with a direct stake in its success.

                             Article II: Definitions
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         2.1      "Board of Directors" means the Board of Directors of the
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Company.

         2.2      "Cause" means (i) conviction of, or plea of no contest to, any
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crime involving moral turpitude, (ii) the material violation of the Company's written policies, or (iii) habitual neglect of fiduciary duties owed to the Company.

         2.3      "Chairman of the Board" means the Chairman of the Board of
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Directors.

         2.4      "Committee" means a standing committee of the Board of
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Directors, other than the Executive Committee.

         2.5      "Common Stock" means the common stock, par value $.001 per
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share, of the Company.

         2.6      "Director" means a member of the Board of Directors.
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         2.7      "Effective Date" means January 19, 1996.
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         2.8      "Eligible Director" means a Director who is not an employee
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of the Company or any of its subsidiaries as of the date of any grant of an
Option to him or her.

         2.9      "Exchange Act" means the Securities Exchange Act of 1934.
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         2.10     "Fair Market Value" of a security means, as of any date, (i)
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if the security is listed for trading on a national securities exchange or the
Nasdaq National Stock Market, the closing price, regular way, of the security as reported on the consolidated transaction reporting system applicable to such

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security, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or (ii) if the security is not listed for trading on a national securities exchange or the Nasdaq National Market, but is listed on the NASDAQ SmallCap Market, the average of the closing bid and asked prices, regular way, on the Nasdaq SmallCap Market or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported.

         2.11     "Grantee" means the holder of an Option or any person entitled
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to exercise an Option.

         2.12     "Option" means a right to purchase Common Stock granted under
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this Plan.

         2.13     "Term" shall have the meaning provided in Section 5.2.
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                           Article III: Administration
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         Subject to the  provisions of the Plan,  the Board shall have the power to construe and interpret the Plan, to determine all questions arising thereunder, and to adopt and amend rules for the administration of the Plan; provided, however, that no such interpretation or rule shall change the number of Options that may be granted under the Plan or the terms upon which, or the times at which, or the periods within which, such Options may be exercised. Any decision of the Board in the administration of the Plan shall be final.

                       Article IV: Amount of Common Stock
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         The  aggregate  number of shares of Common  Stock in  respect  of which
Options may be exercised shall not exceed 600,000, subject to adjustment pursuant to Article VII. Such shares of Common Stock may be either authorized but unissued shares or previously-issued shares reacquired by the Company. If any Options terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such terminated or expired Options.

                           Article V: Grant of Options
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         5.1 Annual Grants of Options.  As of the close of business on the
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date of each annual meeting of the  stockholders of the Company ("Annual
Meeting"):

             (i) each Eligible Director shall automatically be granted an Option for 15,000 shares of Common Stock,

             (ii) each Eligible Director who is then serving as a chairman of a Committee shall automatically be granted an additional Option for 5,000 shares of Common Stock, and

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             (iii) the Eligible Director, if any, who is then serving as the
                   Chairman of the Board shall automatically be granted an additional Option for 5,000 shares of Common Stock.

For purposes of clause (ii) of this Section, if an Eligible Director is serving as chairman of more than one Committee, such Eligible Director shall receive an additional Option in respect of each such Committee chairmanship.

         5.2 Interim Grants of Options.  As of the close of business on the date
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a person first becomes an Eligible Director on any date other than the date of an Annual Meeting, he shall automatically be granted an Option for a number of shares of Common Stock equal to 15,000 multiplied by a fraction, the numerator of which is 365 minus the number of calendar days elapsed since the most recent Annual Meeting and the denominator of which is 365.

         5.3 Grants of Options Upon Termination of Service.  As of the close of
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business on the date an Eligible Director ceases to serve as such, he shall automatically be granted an Option for 15,000 shares of Common Stock; provided that no such Option shall be granted if the reason for such cessation of service was: (i) the removal of the Eligible Director by the stockholders of the Company for Cause, or (ii) the resignation of such Eligible Director during his term without the prior approval of the Board of Directors.

         5.4 Term of Options. Each Option shall have a term ("Term") of 10 years
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beginning on the date of grant, unless earlier terminated as provided herein.

         5.5 Exercise Price.  Subject to adjustment pursuant to Article VII, the
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exercise price per share for each Option shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant, or if such grant is subject to the approval of the Company's stockholders, then the exercise price per share for each Option shall be 100% of the Fair Market Value of a share of Common Stock on the date such shareholder approval is received.

         5.6 Option Agreements.  Each Option shall be evidenced  by an
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agreement in such form as the Board shall prescribe from time to time and shall be consistent with the Plan.

                         Article VI: Exercise of Options
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         6.1 Vesting.  Each  outstanding Option shall be fully
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exercisable at any time on or after the first anniversary of its date of grant.

         6.2 Exercise.  An Option shall be exercised by delivery during the Term
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to the Company of (i) written  notice of the exercise  specifying  the number of shares to be purchased and (ii) full payment in cash for the shares of Common Stock being acquired thereunder.

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         6.3 Exercise After Termination of Directorship. If a person shall cease
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to be a Director for any reason while holding an unexpired Option that has not been fully exercised, such Option shall thereupon terminate; provided that such person, or in the case of his death or adjudication of incompetency, his executor, administrator, distributees, guardian or legal representative, as the case may be, may exercise the Option (to the extent that it was exercisable pursuant to Section 6.1 on the date the person ceased to be a Director) at any time until the earlier to occur of (i) three years after the date such person ceased to be a Director, or (ii) the expiration of the Term of such Option.

                     Article VII: Changes in Capitalization
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         7.1 Adjustments.  If the outstanding  Common Stock is changed by reason
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of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, rights offering, combination, spinoff, exchange of shares, or the like, an appropriate adjustment shall be made by the Board to (i) the aggregate number of shares then-remaining available under the Plan, (ii) the number of shares of Common Stock in respect of which Options are subsequently to be granted pursuant to Sections 5.1 and 5.2, and
(iii) to the extent that the following adjustments are necessary to preserve the economic value of unexercised Options, the number or type of shares of capital stock subject to, and the exercise price of, outstanding Options.

         7.2 No Fractional Shares.  If a fraction of a share would otherwise
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result from any adjustment  pursuant to Section 7.1, the adjusted share amount shall be rounded to the nearest whole number.

                           Article VIII: Miscellaneous
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         8.1 Options Non-Transferable.  An Option shall not be  transferable by
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its Grantee except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or his or her guardian or legal representative; provided, however, that a Grantee may in a manner and to the extent permitted by the Board (a) designate in writing a beneficiary to exercise an Award after his or her death or (b) transfer an Option to a revocable, inter vivos trust as to which the Grantee is the settlor and trustee.

         8.2 Expenses.  The expenses of the Plan shall be borne by the
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Company.  Any taxes  imposed on a Grantee upon  exercise of an Option shall be paid by such Grantee.


         8.3 No Right to Re-Election.  Neither  the Plan nor any  action  taken
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hereunder  shall be construed as giving any Director any right to be retained or re-elected as a Director.

         8.4 Securities Registration.  The Company  shall not be  obligated to
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deliver any shares of Common Stock hereunder until such shares have been listed on each securities exchange or national market system on which the Common Stock may then be listed, or until there has been compliance with all applicable state or federal securities laws; provided, however, that the Company shall use all reasonable efforts to cause any such listing and compliance.

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         8.5 Taxes.  The Company shall not be required to issue shares of Common
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Stock upon the exercise of an Option unless the Grantee shall first pay to the
Company such amount, if any, as may be requested by the Company to satisfy any liability to withhold federal, state, local or foreign income or other taxes relating to such exercise.

         8.6 Rights as Stockholder.  A Grantee shall not by reason of any Option
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have any right as a stockholder of the Company with respect to the shares of
Common Stock which may be deliverable upon exercise of such Option until such shares have been delivered to him or her.

         8.7 Severability.  If all or any part of the Plan is  declared  by any
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court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

         8.8 Applicable Law. The Plan shall be governed by the substantive
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laws (excluding  the conflict of laws rules) of the State of Delaware.

                              Article IX: Amendment
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         The Plan may be amended from time to time by the Board as it shall deem advisable, including amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that no amendment to the Plan may be made without the approval of the stockholders of the Company which changes (i) the criteria for Eligible Directors or (ii) the vesting conditions, term of exercisability, grant timing, grant amount or exercise price of Options. No amendment of the Plan shall adversely affect the rights of any Grantee under an Option without the consent of such Grantee.

                             Article X: Termination
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         The Plan shall terminate on the 10th  anniversary of the Effective Date of the Plan, unless sooner terminated by the Board. Any termination of the Plan shall not affect any Option then outstanding.